Exhibit 10.37
                              TRI-PARTY AGREEMENT


     THIS TRI-PARTY AGREEMENT ("Agreement") is executed this 29th day of December, 1995, by and among NATIONSBANK OF TEXAS, N.A., a national banking association ("Construction Lender" or "NationsBank"), PARK AT HIGHLANDS LLC, a Colorado limited liability company ("Borrower"), WELLSFORD PARK HIGHLANDS CORP., a Colorado corporation ("WPHC"), WELLSFORD RESIDENTIAL PROPERTY TRUST, a Maryland real estate investment trust ("WRPT"), AL FELD, an individual resident of Denver, Colorado ("Feld"), and THE FELD COMPANY, a Colorado corporation.


                               R E C I T A L S:


     I. Feld and WPHC, as members, are parties to that certain Operating Agreement of Park at Highlands LLC, a Colorado limited liability company, dated as of April 27, 1995 (the "Operating Agreement") evidencing the organization and formation of Borrower. The Operating Agreement contemplates the development of a 456-unit apartment complex and related facilities and amenities (the "Improvements") by Borrower on certain real property located in Highlands Ranch, Douglas County, Colorado, as more particularly described on Exhibit A attached hereto and made a part hereof (the "Land") (the Land and the Improvements being referred to herein collectively as the "Property"). All terms used herein with their initial letters capitalized, unless otherwise defined herein, shall have the same meaning as ascribed thereto in the Operating Agreement.

     J. NationsBank has agreed, subject to compliance by Borrower with all of the terms and conditions of the Construction Loan Agreement of even date herewith (the "Loan Agreement") between NationsBank and Borrower, to make a construction loan to Borrower (the "Loan") to provide funds for the acquisition of the Land and the construction of the Improvements on the Land. In connection with the Loan, Borrower has executed, among other instruments, a Promissory Note of even date herewith (the "Note"), payable to the order of NationsBank in the stated principal amount of $36,376,700 and a first lien Construction Loan Deed of Trust, Assignment, Security Agreement and Financing Statement of even date herewith (the "Mortgage"), encumbering the Property.
The Loan has been guaranteed by Feld and The Feld Company (collectively, the "Guarantors") by separate Guaranty Agreements of even date herewith (collectively, the "Guaranty Agreements") in favor of NationsBank. The Loan Agreement, the Note, the Mortgage, and all other documents evidencing, securing or otherwise pertaining to the Loan are referred to herein collectively as the "Loan Documents."

     K. The Operating Agreement contains a requirement that at the Construction Loan Closing, Borrower, the Construction Lender and WRPT will enter into an agreement providing, among other things, if the Loan has not been paid in full by its maturity date, the Construction Lender shall have the right to require that WRPT either purchase the Loan from the Construction Lender, or at WRPT's option, cause the Loan to be repaid. The Loan Agreement also contains a requirement that NationsBank, Borrower, WPHC and WRPT enter into an agreement coordinating the payoff of the Loan by WRPT. This Agreement is being entered into in compliance with the aforesaid requirements in the Operating Agreement and the Loan Agreement.


                                  AGREEMENTS

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Subject to the satisfaction or waiver (by WRPT) of the conditions and requirements listed in Exhibit B attached hereto and made a part hereof, WRPT agrees to pay to NationsBank, on or before the maturity date of the Note, the lesser of (i) the outstanding balance of all principal, interest and other amounts owing to NationsBank in connection with the Loan (the "Outstanding Loan Balance"), or (ii) the total of the Final Project Budget (the lesser of the Outstanding Loan Balance and the total of the Final Project Budget is referred to herein as the "Loan Payoff"). The Final Project Budget is defined in paragraph 3 below and is subject to possible adjustment as provided in paragraph 3. Upon its receipt of the Loan Payoff, NationsBank shall, at the option of WRPT, either (a) assign to WRPT the Note, the Mortgage and all other Loan Documents, without recourse or representation, except as to title/ownership of the Loan Documents being transferred, or (b) cause the Mortgage and all other liens and security interests on and against the Property and securing the Loan to be released; provided, however, in connection with its receipt of the Loan Payoff and such assignment of the Loan Documents or release of the Mortgage, NationsBank shall retain its right to recover the difference, if any, between the Outstanding Loan Balance and the Loan Payoff from Guarantors under the Guaranty Agreements and shall also retain all of it rights and remedies against Guarantors under the Environmental Indemnity Agreement and all other indemnifications contained in the Loan Documents. When the Loan Payoff is made, Borrower and WPHC shall execute and deliver such documents and instruments as may be necessary to conform to the terms of the Operating Agreement, and shall perform and observe all of the requirements of the Operating Agreement to be performed and observed by Borrower and WPHC, respectively, in connection with the Final Closing. Notwithstanding anything contained in the Operating Agreement to the contrary, but subject to the satisfaction or waiver (by WRPT) of the conditions and requirements listed in Exhibit B hereto, WRPT shall be obligated to make the Loan Payoff to NationsBank regardless of whether or not there is any uncured default on the part of Feld, any Affiliate of Feld, or Borrower under the Operating Agreement or under any other contracts or agreements relating to the Project.

     2. WPHC and WRPT advise NationsBank that they have approved and accepted, or have waived, the following items and conditions:

          (a) The Initial Closing was completed in a timely manner, all of the requirements and conditions set forth in Section 5.1 of the Operating Agreement have been satisfied or waived, and WPHC has no right to remove Feld as a Member or Manager of Borrower for any reason related to the Initial Closing.

          (b) The Construction Loan Closing has been completed in a timely manner, all of the requirements and conditions listed in Section 5.2 of the Operating Agreement have been satisfied or waived, WPHC has approved all of the documents and other items it is required to approve under Section 5.2 of the Operating Agreement, and WPHC has no right to remove Feld as a Member or Manager of Borrower for any reason related to the Construction Loan Closing. Without limiting the foregoing, it is specifically acknowledged and agreed that WPHC has approved all terms and conditions applicable to the Loan and all of the Loan Documents as listed in Exhibit D attached hereto and made a part hereof.

          (c) The Infrastructure Land Closing was completed in a timely manner and all of the requirements and conditions set forth in Section 5.3.1 of the Operating Agreement have been satisfied. WPHC has also approved the Infrastructure Improvements Agreement as described in Section 5.3.3 of the Operating Agreement.

     3. It is understood and agreed that WRPT has approved the budget for the Loan, a copy of which is attached hereto and made a part hereof as Exhibit C, and that said budget constitutes the Final Project Budget for purposes of the Operating Agreement and this Agreement. The Final Project Budget is subject to possible adjustment in accordance with the following provisions:

          (a) In the event WPHC determines at any time that it is necessary or appropriate to make any cash contribution ("Cash Contribution") to Borrower, WPHC shall deliver written notice thereof to NationsBank prior to making the Cash Contribution. As used herein, the term "Cash Contribution" also includes amounts funded to Borrower from the proceeds of the "Bonds" (as defined in the Loan Agreement) and used for the construction of the Improvements but does not include any amounts funded by WPHC or from the Bonds to pay for construction costs in excess of the Final Project Budget ("Cost Overruns"). To the extent any such Cash Contribution (including Bond proceeds) is approved in writing by NationsBank, in its sole and absolute discretion, and is actually made to Borrower, the amount thereof shall be deducted from the total of the Final Project Budget for purposes of calculating the Loan Payoff. In no event shall any Cash Contribution (including Bond proceeds) made to Borrower which is not approved in advance in writing by NationsBank be deducted from the Final Project Budget.

          (b) NationsBank shall have the right to make reallocations and other adjustments to the line items in the Final Project Budget from time to time without the necessity of obtaining any consent or approval from WRPT, provided that WRPT's prior written approval shall be required for (i) any increases to the total amount of the Final Project Budget and (ii) any decreases to the interest reserve line item in the Final Project Budget. As between NationsBank and Borrower, any such reallocations or adjustments shall be subject to the terms and conditions of the Loan Agreement.

     4. NationsBank shall not have the right to seek recovery against WRPT or WPHC for any amount in excess of the Loan Payoff and, after its receipt of the Loan Payoff, NationsBank shall not have the right to seek recovery against Borrower if the Loan Payoff is less than the Outstanding Loan Balance; provided that the foregoing shall not (i) limit the rights of NationsBank (as described in paragraph 1 hereof) against Guarantors under the Guaranty Agreements, the other Loan Documents, or otherwise or (ii) preclude NationsBank from naming Borrower as a party in any suit against Guarantors (although NationsBank may not obtain any recovery from Borrower after its receipt of the Loan Payoff). The provisions of this paragraph 4 shall survive the delivery of the Loan Payoff to NationsBank and the closing of the transaction described in paragraph 1.

     5. WPHC and WRPT are aware that (i) the Property is subject to, among other assessment agreements and liens related thereto, an Indemnification Assessment and Lien (the "Indemnification Assessment Lien"), dated as of December 1, 1995 and relating to certain indemnification obligations of Palomino Park Public Improvements Corporation (the "Corporation") in favor of Highlands Ranch Metropolitan District No. 2 in connection with the Bonds; and
(ii) the Indemnification Assessment Lien is prior to the lien of the Mortgage. Notwithstanding anything contained herein to the contrary, it is agreed that upon the occurrence of any default under the Indemnification Assessment Lien WRPT shall be obligated to either, at its option, (i) pay all amounts necessary to cure the default under the Indemnification Assessment Lien to the Corporation or to NationsBank (if NationsBank has made the payment necessary to cure such default, although NationsBank shall not be required to do so), or
(ii) pay the Loan Payoff to NationsBank in accordance with the provisions of paragraph 1 hereof, even if not all of the conditions and requirements listed in Exhibit B hereto are satisfied at such time (and if WRPT exercises the option under this clause (ii) the Loan Payoff shall include all amounts paid by NationsBank, if any, to cure such default). WRPT shall make its election under either clause (i) or clause (ii) of the preceding sentence, and shall make the appropriate payment to the Corporation or to NationsBank, no later than ten
(10) days after the commencement of any foreclosure or other enforcement proceeding by the Corporation with respect to the Indemnification Assessment Lien.

     6. Borrower, WPHC and WRPT agree that the Operating Agreement will not be modified or amended in any manner which could affect the security or interests of NationsBank without the prior written consent of NationsBank. The provisions of this paragraph 6 shall no longer apply after the Loan Payoff has been made to NationsBank.

     7. WPHC represents and warrants to NationsBank that, as of the date hereof, to the best of WPHC's knowledge, there is no uncured default by Feld or any Affiliate of Feld under the Operating Agreement or any of the Approved Affiliate Agreements, and WPHC is not aware of any occurrence or condition which, with the giving of notice or passage of time, or both, could constitute a default by Feld or any Affiliate of Feld under the Operating Agreement or any of the Approved Affiliate Agreements. As used herein, the phrase "to the best of WPHC's knowledge" shall mean the current actual knowledge of WPHC and shall not imply any inquiry or investigation other than a review of all relevant files in the possession of WPHC.

     8. All of the parties hereto acknowledge and agree that this Agreement satisfies the requirements and conditions for a tri-party agreement under both the Operating Agreement and the Loan Agreement.

     9. (a) In the event any default occurs under the Loan Documents, NationsBank agrees to deliver to WRPT a copy of any notice of default sent by NationsBank to Borrower (the "Default Notice") and further agrees not to accelerate the maturity of the Note if WRPT, within thirty (30) days after the date of the Default Notice (the "Cure Period"), either (i) cures or causes to be cured such default (it being agreed that WRPT shall have no obligation to cure any such default), or (ii) notifies NationsBank of its willingness to pay and satisfy or purchase the Loan from NationsBank by payment of the appropriate "Default Payoff" (as hereinafter defined), within ten (10) days after the expiration of the Cure Period and WRPT does so pay and satisfy or purchase the Loan within ten (10) days after expiration of the Cure Period. Any Default Notice delivered by NationsBank to WRPT pursuant to this paragraph 9 shall include a written statement of the amount of the Default Payoff. Since the final amount of accrued interest and actual costs incurred by NationsBank as a result of the default may not be known at the time NationsBank delivers the Default Notice, it is agreed that such payoff statement may include a per diem amount for accrued interest and may include an estimate of costs, with NationsBank reserving the right to collect the full amount of the Default Payoff. If WRPT elects to purchase the Loan from NationsBank as aforesaid, then the closing shall be held through the office of the same title company in Denver, Colorado which handled the closing of the Loan on the date specified by WRPT in its notice of election to purchase, which date shall not be later than ten (10) days after expiration of the Cure Period. Notwithstanding anything contained herein to the contrary, in no event shall NationsBank be obligated to give a Default Notice to WRPT with respect to any default that NationsBank is not required to give notice of to Borrower under the Loan Documents.

          (b)  The amount of the Default Payoff shall be determined as follows:

                 (i) If, at the time of delivery of the Default Notice, all of the conditions and requirements listed in Exhibit B hereto have been satisfied, then the Default Payoff shall be the same as the Loan Payoff (and shall not include any Cost Overruns paid by NationsBank or any other costs incurred by NationsBank as a result of the default). However, NationsBank reserves the right to recover such Cost Overruns and other costs from the Guarantors.

                (ii) If, at the time of delivery of the Default Notice, all of the conditions and requirements listed in Exhibit B hereto have not been satisfied, then the Default Payoff shall be equal to the Loan Payoff plus all costs that have been incurred by NationsBank as a result of the default, specifically including, without limitation, any Cost Overruns paid by NationsBank.

     10. Any notice or communication required or permitted to be given hereunder shall be in writing and shall be deemed to be delivered when actually received or, regardless of whether actually received or not, (a) one (1) business day after deposited with Federal Express, Emery, DHL, UPS, or other overnight air courier service, (b) twenty-four (24) hours after transmitted by facsimile, with evidence of transmission attached and hard copy sent by United States mail, or (c) three (3) days after deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the addressee as follows or to such other address or facsimile number as shall hereafter be designated by written notice from the addressee actually received by the other parties at least twenty (20) days prior to the effective date of the change:

          NationsBank:    NationsBank of Texas, N.A.
                          Real Estate Banking Group
                          901 Main Street, 51st Floor
                          Dallas, Texas  75202
                          Attn:  Real Estate Loan Administration
                          Facsimile No. 214/508-1571

          with copy to:   Michael A. Deahl
                          Powell & Coleman, L.L.P.
                          One NorthPark East, Suite 130
                          8950 North Central Expressway
                          Dallas, Texas  75231
                          Facsimile No. 214/373-8768

          Borrower:       c/o Mr. Al Feld
                          The Feld Company
                          4600 South Ulster Street, Suite 350
                          Denver, Colorado  80237
                          Facsimile No. 303/721-9418

          with copy to:   Alan B. Lottner
                          Haligman & Lottner, P.C.
                          633 17th Street, Suite 2700,
                          North Tower
                          Denver, Colorado  80202
                          Facsimile No. 303/292-1300

     WPHC and WPRT:       c/o Wellsford Residential Property
                           Trust
                          370 Seventeenth Street, Suite 3100
                          Denver, Colorado  80202
                          Attn:  Donald D. MacKenzie
                          Facsimile No. 303/595-7799

          with copies to: Wellsford Residential Property Trust
                          610 Fifth Avenue, 7th Floor
                          New York, New York  10020
                          Attn:  Jeffrey Lynford
                          Facsimile No. 212/333-2323

          and to:         Wayne H. Hykan
                          Brownstein Hyatt Farber &
                            Strickland, P.C.
                          410 Seventeenth Street, 22nd Floor
                          Denver, Colorado  80202
                          Facsimile No. 303/623-1956

     11. With respect to the relationship among NationsBank, Borrower, Guarantors, WPHC and WRPT, in the event of any conflict or inconsistency between the terms, provisions or conditions of this Agreement, on the one hand, and the terms, provisions or conditions of the Operating Agreement or the Loan Agreement, on the other hand, this Agreement will govern. However, the terms of the Operating Agreement will govern the relationship among the members of Borrower and the relationship between Borrower and WRPT.

     12. If any party shall be required to employ an attorney to enforce or defend the rights of such party hereunder, the prevailing party or parties shall be entitled to recover reasonable attorneys fees and costs.

     13. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     14. This Agreement may be changed, terminated or modified only by agreement in writing signed by all of the parties hereto.

     15. The covenants, agreements and rights contained in this Agreement shall be binding upon and shall inure to the benefit of the respective successors and assigns of the parties hereto and all persons claiming by, through or under any of them. Without limiting the foregoing, it is agreed that any transfer or assignment of the Loan by NationsBank shall be expressly made subject to this Agreement and that the transferee or assignee will also be entitled to the rights and benefits of NationsBank under this Agreement. In addition, NationsBank agrees to deliver written notice to WRPT within a reasonable period of time after any such transfer or assignment of the Loan.

     16. This Agreement has been executed by the undersigned signatory on behalf of WRPT in his/her capacity as an officer or trustee of WRPT which has been formed as a Maryland real estate investment trust pursuant to a Declaration of Trust of WRPT dated as of July 10, 1992, and not individually, and neither the trustees, officers or shareholders of WRPT shall be bound by or have any personal liability hereunder or thereunder. The other parties hereto shall look solely to the assets of WRPT for satisfaction of any liability of WRPT in respect of this Agreement and will not seek recourse or commence any action against any of the trustees, officers or shareholders of WRPT individually or against any of their personal assets for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to any and all future documents, agreements, understandings, arrangements and transactions between the parties hereto with respect to the subject matter of this Agreement.

     17. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND SHALL BE PERFORMABLE IN DALLAS COUNTY, TEXAS.

     18. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


                         CONSTRUCTION LENDER:

                         NATIONSBANK OF TEXAS, N.A., a national
                           banking association


                         By:/s/ Sondra E. Teilborg
                            _______________________________________
                              Sondra Teilborg
                              Vice President

                         BORROWER:

                         PARK AT HIGHLANDS LLC, a Colorado
                          limited liability company


                         By:/s/ Al Feld
                            _______________________________________
                              Al Feld, Manager

                         WPHC:

                         WELLSFORD PARK HIGHLANDS CORP., a
                           Colorado corporation


                         By:/s/ Donald D. MacKenzie
                            _______________________________________
                              Donald D. MacKenzie
                              Vice President

                         WRPT:

                         WELLSFORD RESIDENTIAL PROPERTY TRUST,
                           a Maryland real estate investment
                           trust


                         By:/s/ Donald D. MacKenzie
                            _______________________________________
                              Donald D. MacKenzie
                              Vice President

                         GUARANTORS:


                         /s/ Al Feld
                            _______________________________________
                              Al Feld

                         THE FELD COMPANY, a Colorado corporation


                         By:/s/ Al Feld
                            _______________________________________
                              Al Feld
                              President

                                   EXHIBIT A


                               LEGAL DESCRIPTION


Lot 1A, Highlands Ranch Filing No. 126-A, 1st Amendment, as filed on December 19, 1995 under Reception No. 9560621 in the Office of the Clerk and Recorder of Douglas County, Colorado.

                                   EXHIBIT B


1. Delivery to WPHC of a payoff letter from NationsBank setting forth the total of all principal, interest and other amounts owing to NationsBank in connection with the Loan.

2. The Title Insurance Company shall be irrevocably committed to issue the following endorsements to the Owner's Title Policy issued to Borrower in connection with the Construction Loan Closing (said endorsements to be issued at the time of the Loan Payoff):

     (a) A "date down" endorsement to the Title Policy extending the effective date of the Title Policy to the date of funding and showing no exceptions to title other than the exceptions reflected on the existing Title Policy and any other exceptions which are reasonably acceptable to or have been previously approved in writing by WPHC.

     (b) An endorsement increasing the amount of insurance by an amount equal to the Final Closing Capital Contribution.

     (c) Such other endorsements as WPHC may reasonably require and the Title Insurance Company is willing to issue. Such additional endorsements shall be at WPHC's sole cost and expense.

3. Delivery to WPHC of unconditional lien releases from all subcontractors, materialmen and providers of labor, equipment, material and/or services to the Property, as to all work performed and materials purchased in connection with the construction of the Project (which by definition, does not include the Infrastructure), in form reasonably satisfactory to WPHC or, with respect to any liens not so released, Feld shall have provided surety bonds to which any contested liens are transferred (and released from the Property) and title insurance over any such liens.

4. Delivery to WPHC of a physical inspection report prepared by the Construction Consultant under the Operating Agreement or, alternatively, a copy of a physical inspection report prepared by the construction inspector under the Loan Agreement and addressed to WPHC.

5. Delivery to WPHC of an as-built survey reasonably satisfactory to WPHC dated no more than thirty (30) days prior to the date of funding, showing no encroachments or other adverse matters affecting title to the Property, except as shall be reasonably acceptable to or have been previously approved in writing by WPHC. WPHC acknowledges that it has approved the ALTA/ACSM Land Survey of the Property prepared by Kirkham, Michael and Associates dated October 25, 1995, last revised __________ __, 1995, Job No. M-950504.

6. Delivery to WPHC of a written document executed by Feld, the architect and the general contractor certifying no material change to the approved "for-construction" plans and specifications for the Project except any changes stated therein that have previously been approved by WPHC.

7. Delivery to WPHC of a copy of the final and unconditional certificate or certificates of occupancy issued by the appropriate governmental authorities for the Project in its entirety and a copy of any permits and licenses which are required for the operation and use of the Project.

8. Delivery to WPHC of an Architect's Certificate substantially in the form attached hereto as Exhibit B-1. [Note: This will be the same form as attached to the Operating Agreement as Exhibit S-1.]

9. Delivery to WPHC of an Engineer's Certificate substantially in the form attached hereto as Exhibit B-2. [Note: This will be the same form as attached to the Operating Agreement as Exhibit S-2.]

10. Delivery to WPHC of satisfactory evidence (which may be in the form of an endorsement to the Title Policy described in item 2 above) that all real property taxes and assessments for the Property which are due and payable through the date of funding have been fully paid.

11. Delivery to WPHC of a Release and Waiver, substantially in the form attached hereto as Exhibit B-3, from Feld and each Affiliate of Feld that is a party to an Approved Affiliate Agreement [Note: This will be the same form as attached to the Operating Agreement as Exhibit B-3].

                      EXHIBIT B-l TO TRI-PARTY AGREEMENT

                     (EXHIBIT S-1 TO OPERATING AGREEMENT)

                        Form of Architect's Certificate

                           (Letterhead of Architect)

                           CERTIFICATE OF ARCHITECT

____________, 1996


Park at Highlands LLC
Wellsford Residential Property Trust
370 17th Street, Suite 3100
Denver, CO 80202

Reference:     _______________________
               _____________, Colorado


Ladies and Gentlemen:

Please refer to the final architectural plans and specifications reflecting all field notes and field changes as built described in the attached Exhibit A (the "Plans"). The undersigned understands that _____________________ or its designee ("Wellsford") is acquiring an interest in or is causing the repayment of the construction loan for a residential complex owned by Park at Highlands LLC, a Colorado limited liability company ("Owner"), located on that certain parcel of real property having an address of ___________________ in the City of ____________, County of ______________, State of Colorado and described on Exhibit B attached hereto (the "Site"), on which Owner has constructed a complex of _____ apartment units known as ___________________ (the "Project"). This Certificate is a condition precedent to Wellsford's acquiring the Project or repaying such loan, and the undersigned acknowledges that Wellsford will be relying upon this Certificate in consummating such transaction.

With such understanding, the undersigned has reviewed the Plans, the construction of the Project in relationship to the Plans, and its conformity and compliance with applicable laws and regulations (i.e., applicable federal, state, county and municipal laws and regulations and ordinances, including without limitation, governing building and fire codes, zoning, subdivision and land use laws and regulations, environmental and safety statutes and regulations, and the rules and regulations of other governmental agencies having jurisdiction over the Site or the Project ("Applicable Laws"). Based upon these reviews and upon due professional investigation, the undersigned declares and certifies to and for the benefit of Owner and Wellsford that:

1. The undersigned is the architect who prepared the Plans and coordinated and supervised the construction of the Project.

2. The Project commonly known as _________________ contains 456 apartment units in ___ buildings, and ___ parking spaces, with related amenities and facilities. The Site is zoned under the applicable ordinances of the City of ___________, Colorado.

3. We have examined all applicable materials relative to those types of restrictions and requirements sometimes referred to as use, dimensional, bulk and parking restrictions, jurisdictional wetlands requirements, setback and buffering requirements, density restraints, landscaping and vegetation preservation ordinances, laws, rules and regulations and environmental restraints, which relate to the Site (hereinafter referred to as "Development Constraints") and have determined that the Project is permitted as a matter of right except for the following variances: ______________________________ ______________________________________, and that the following restrictions and requirements (the "Restrictions and Requirements") are applicable to the
Project:

Minimum Lot Area:

Height Limitation:

Maximum Floor Area Ratio (or other type of bulk restriction):

Limitation on Number of Dwelling Units (if any):

Front Yard Requirements:

Side and Rear Yard Requirements:

Parking Requirements:

4. The Project and the Site are in compliance with the Development Constraints and the Restrictions and Requirements.

5. The improvements contemplated by the Plans have been completed in substantial compliance with the Plans, except for the items in the attached Exhibit C which are incomplete to the extent indicated and for which the estimated cost to complete is indicated on said Exhibit C.

6. We are of the opinion that the Project has been designed in accordance with the applicable provisions of Colorado law, the Americans with Disabilities Act of 1990, 42 U.S.C. Section 12101, et seq., as amended, and any other applicable law, rule or regulation of any kind or description relating to the elimination of architectural barriers for the handicapped.

7. We certify that any and all amounts due and payable to us under or in connection with the Standard Form of Agreement between Owner and Architect for Housing Services (AIA-Document B181) dated _______________ with regard to the Project have been paid in full.

8. The Project, the Plans and all improvements comply with Applicable Laws, including without limitation, the applicable PUD, and with all necessary and required notices, permits or license agreements in connection with the Plans, and all permits, licenses and approvals required for the construction of the improvements contemplated by the Plans and for the use and occupancy of the Project (including, without limitation, all final certificates of occupancy) have been obtained from the applicable governmental or quasi-governmental agency having jurisdiction or any private party from whom any license is required.

9.   The improvements are ready for occupancy.

10. The improvements on the Property, contain a minimum of ______ square feet of net rentable living area (as measured from inside face of exterior wall to apartment side of corridor wall to centerline of tenant separation wall) for the apartments.

11. The undersigned is a licensed architect and has the power and authority to render this Certificate and to execute and deliver it on behalf of Feld Design, Inc.

This Certificate may be relied upon only by Wellsford and the Owner.


Very truly yours,



By: Pamela J.L. English
Supervising Architect


Dated: ___________________________________

                                 EXHIBIT A TO
                           CERTIFICATE OF ARCHITECT


                   ________________________________________
               ________________________________________________
                   _______________________________, Colorado

                                 DRAWING LIST


ARCHITECTURAL:      ____________________________________________
                    ____________________________________________
                    ____________________________________________

STRUCTURAL:         ____________________________________________
                    ____________________________________________
                    ____________________________________________

FOUNDATION:         ____________________________________________
                    ____________________________________________
                    ____________________________________________

MECHANICAL:         ____________________________________________
                    ____________________________________________
                    ____________________________________________

PLUMBING:           ____________________________________________
                    ____________________________________________
                    ____________________________________________

ELECTRICAL:         ____________________________________________
                    ____________________________________________
                    ____________________________________________

LANDSCAPING:        ____________________________________________
                    ____________________________________________
                    ____________________________________________

                                 EXHIBIT B TO
                           CERTIFICATE OF ARCHITECT


                               LEGAL DESCRIPTION

                                 EXHIBIT C TO
                           CERTIFICATE OF ARCHITECT



Incomplete Items                                  Cost of Completion

                      EXHIBIT B-2 TO TRI-PARTY AGREEMENT

                     (EXHIBIT S-2 TO OPERATING AGREEMENT)

                        Form of Engineer's Certificate

                       (Letterhead of Project Engineer)

                            ENGINEER'S CERTIFICATE

_____________, 1996


Park at Highlands LLC
Wellsford Residential Property Trust
370 17th Street, Suite 3100
Denver, Colorado 80202

Reference: ______________________
           ______________, Colorado

Ladies and Gentlemen:

The undersigned understands that ______________________________ or its designee ("Wellsford") is acquiring an interest in or is causing the repayment of the construction loan for a residential complex owned by Park at Highlands LLC, a Colorado limited liability company ("Owner"), located on that certain parcel of real property having an address of ___________________________ in the City of, ______________, County of _____________, State of Colorado and described on Exhibit A attached hereto (the "Site"), on which Owner has constructed a complex of ________ apartment units known as _________________ (the "Project"). This Certificate is a condition precedent to Wellsford's acquiring the Project or repaying such loan, and the undersigned acknowledges that Wellaford will be relying upon this Certificate in consummating such transaction.

With such understanding, the undersigned has reviewed those portions of the plans and specifications for the Project that are listed on Exhibit B attached hereto (the "Engineering Plant"), the construction of the Project in relationship to the Engineering Plans, and its conformity and compliance with certain applicable laws and regulations. Based upon these reviews and upon due professional investigation, the undersigned declares and certifies to and for the benefit of Owner and Wellsford that:

1. Satisfactory methods of access to and egress from the Site and the Project and adjoining or nearby public ways are available and are sufficient to meet the reasonable needs of the Project and all applicable requirements of public authorities. Sanitary water supply and storm sewer and sanitary sewer facilities and other required utilities (gas, electricity, telephone, etc.) are likewise available and are sufficient to meet the reasonable needs of the Project and all applicable requirements of public authorities.

2. We are of the opinion that the Property is not located in a 100-Year Flood Plain or in an identified "flood prone area," as defined by the U.S. Department of Housing and Urban Development, pursuant to the Flood Disaster Protection Act of 1973, as amended, and is not subject to any federal, state or local "wetlands" rules, regulations, ordinances or requirements.

3. We have reviewed and are familiar with all tests and analyses performed and professional recommendations made by soil engineers and other consultants regarding the condition of the soil of the Site. In our professional opinion, the condition of the soil of the Site is adequate to support the Project as completed.

4. We have reviewed the locations of all easements, rightsof-way, subsurface rights or jurisdictional wetlands, and all rules and regulations pertaining to the same in force relating to the Site, and the Plans are prepared so that the Project does not encroach over, across or upon any such easements, rights-of-way, subsurface rights or jurisdictional wetlands and the like, and all necessary permits and approvals required for the Project have been obtained.

5. We have reviewed all deeds, easements, covenants, restrictions and other matters set forth in Schedule B of Title Commitment No. ____ issued by Land Title Guaranty Company, and the Project satisfies and/or does not violate any provisions concerning construction of improvements on the Site set forth in such deeds, easements, covenants, restrictions and other matters.

This Certificate may be relied upon only by Owner and Wellsford.

Very Truly yours,

[ENGINEER]


By:______________________________
   Title:________________________
   Dated:________________________
                                 EXHIBIT A TO
                          CERTIFICATE OF ENGINEERING

                               LEGAL DESCRIPTION
                                 EXHIBIT B TO
                          CERTIFICATE OF ENGINEERING

                              __________________
                             _____________________
                            _____________, Colorado

                                 DRAWING LIST

CIVIL ENGINEERING
  DRAWINGS:         __________________________________
                    __________________________________
                    __________________________________

STRUCTURAL:         __________________________________
                    __________________________________
                    __________________________________

FOUNDATION:         __________________________________

MECHANICAL:         __________________________________
                    __________________________________
                    __________________________________

PLUMBING:           __________________________________
                    __________________________________
                    __________________________________

ELECTRICAL:         __________________________________
                    __________________________________
                    __________________________________

LANDSCAPING:        __________________________________
                    __________________________________
                    __________________________________
                      EXHIBIT B-3 TO TRI-PARTY AGREEMENT

                     (EXHIBIT B-3 TO OPERATING AGREEMENT)

                      RELEASE AND WAIVER - FINAL CLOSING


          THIS RELEASE AND WAIVER is given this ___ day of _________, 19_, by ______________ ("Releasor") to and for the benefit of PARK AT HIGHLANDS LLC, a Colorado limited liability company (the "Company"), WELLSFORD RESIDENTIAL PROPERTY TRUST, a Maryland real estate investment trust ("WRPT"), and WELLSFORD PARK HIGHLANDS CORP., a Colorado corporation ("WPHC"). The Company, WRPT and WPHC are hereinafter collectively called the "Released Parties."

                                   RECITALS

     A. Releasor and one or more of the Released Parties are parties to that certain [INSERT DESCRIPTION OF RELEVANT AGREEMENT, E.G., ARCHITECT'S AGREEMENT, CONSTRUCTION MANAGEMENT AGREEMENT, ETC.] (the "Agreement").

     B. Releasor has agreed to provide this Release and Waiver as a condition of final payment under the Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Releasor declares and states to and for the Released Parties as follows:

          1. Releasor has been paid in full all compensation and consideration payable to Releasor under or with respect to the Agreement.

          2. Releasor hereby releases and agrees to defend, indemnify and hold harmless the Released Parties from and against any and all claims, demands, losses, costs, damages, suits, causes of action and liabilities of whatever nature that may have been incurred by Releasor under or with respect to the Agreement or the transactions described in the Agreement or contemplated thereby.

          3. Releasor hereby waives and releases any and all claims and demands of any nature whatsoever that Releasor may have or may hereafter claim or bring against the Released Parties or any of them with respect to the Agreement or to any transaction described in or contemplated by the Agreement.

          4. This Release and Waiver shall be binding upon and inure to the benefit of Releasor and the Released Parties and their respective heirs, successors and assigns.

     EXECUTED as of the date set forth above.


                          RELEASOR:


                          ______________________________


STATE OF __________ )
                    ) ss
COUNTY OF__________ )

     The foregoing instrument was acknowledged before me this ____ day of 1994, by _______________________ as _______________________ of
_____________________________.

     WITNESS my hand and official seal.
     My commission expires:


                      ______________________________
                      Notary Public

                                   EXHIBIT C


                                APPROVED BUDGET

                                   EXHIBIT D

                          SCHEDULE OF LOAN DOCUMENTS

[Unless indicated otherwise, all of the following Loan Documents are dated as of _________ __, 1995.]

1.   Construction Loan Commitment dated December __, 1995.

2.   Construction Loan Agreement.

3.   Promissory Note.

4.   Guaranty Agreement of Al Feld.

5.   Guaranty Agreement of The Feld Company.

6. Construction Loan Deed of Trust, Assignment, Security Agreement and Financing Statement.

7.   UCC-1 Financing Statements.

8.   Assignment of Rents and Leases.

9.   Environmental Indemnity Agreement.

10.  Collateral Assignment of Management Agreement.

11.  Manager's Agreement, Subordination and Consent to Assignment.

12.  Assignment of Construction Contract.

13. Contractor's Subordination, Agreement and Consent to Assignment of Construction Contract.

14.  Assignment of Construction Documents.

15.  Architect's Consent to Assignment, Agreement and Subordination of Lien.

16.  Certification of Non-Foreign Status.

17.  Notice by Disburser.

18.  [Add any other documents, as appropriate.]